Inventories, net	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Inventory Disclosure [Abstract]
Inventories, net

Note 8. Inventories, net

Inventories are valued at the lower of cost or market. Cost is determined on the FIFO basis for all domestic inventories or average cost basis for non-U.S. inventories. Inventories are reduced by an allowance for slow-moving and obsolete inventories based on management’s review of on-hand inventories compared to historical and estimated future sales and usage. A summary of inventories, net is provided in the table below:

(Dollars in millions)	At December 31, 2012	At September 30, 2013
Raw materials	$77	$67
Work- in- process	19	17
Finished goods	208	218

	$304	$302

Note 4. Inventories, net

Inventories are valued at the lower of cost or market. Cost is determined on the FIFO basis for all domestic inventories or average cost basis for non-U.S. inventories. Inventories are reduced by an allowance for slow-moving and obsolete inventories based on management’s review of on-hand inventories compared to historical and estimated future sales and usage. A summary of inventories, net is provided in the table below:

(Dollars in millions)	At December 31, 2011(1)	At December 31, 2012
Raw materials	$68	$77
Work-in-process	19	19
Finished goods	189	208

	$276	$304

(1)	The inventory as of December 31, 2011 excludes $221 million of inventory in our Brake North America and Asia group, which is classified in current assets of discontinued operations.